Property, Plant and Equipment, Net	12 Months Ended
Jun. 30, 2019
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Net

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment stated at cost less accumulated depreciation consisted of the following:

	As of June 30,
	2019	2018
Buildings	$9,492,699	$9,794,094
Machinery and equipment	9,543,080	8,309,138
Office equipment and furniture	676,748	525,886
Automobiles	765,214	622,720
Leasehold improvements	5,126,219	3,985,511
Construction-in-progress (“CIP”) (1)	15,787,348	2,375,461
Total	41,391,308	25,612,810
Less: accumulated depreciation	(5,874,940)	(4,662,125)
Property, plant and equipment, net	$35,516,368	$20,950,685

Depreciation expense was $1,387,698, $1,179,814 and $809,313 for the years ended June 30, 2019, 2018 and 2017, respectively. In connection with the $2.9 million loan from Bank of Communications of China, Dongguan Branch, the Company pledged fixed assets of approximately $8,426,982 as the collateral to secure the loan (See Note 8).

(1) The Company’s CIP primarily consisted of the following:

On March 16, 2018, the Company acquired 100% of the equity interests in Zhangzhou Meijia Metal Product Co., Ltd (“Meijia”) from its original shareholder, for a total cash consideration of RMB 71.0 million ($10.7 million) (See Note 1). After the acquisition, the Company started building its own facilities and office spaces to expand the production capacity in order to fulfill increased customer orders. Total budgeted capital expenditure on decoration and purchase of equipment and machinery to bring Meijia manufacturing facility into use amounted to RMB 110 million ($16.0 million). As of June 30, 2019, the Company has already spent RMB 80.8 million ($11.8 million) and had future capital expenditure commitment of approximately RMB 29.2 million ($4.2 million) on Meijia plant facilities. Meijia plant has started the test operation in August 2019, and is expected to be ready for production before December 31, 2019 upon passing the final inspection conducted by local government.

In addition, the Company’s subsidiary Dongguan Jiasheng is also working on a project to build a warehouse with original budgeted costs of RMB 85 million ($12.4 million). In order to conform to the local government’s building code, the construction plan has been recently modified and the budgeted cost has been reduced to RMB 75 million ($10.9 million). As of June 30, 2019, the Company has already spent RMB 23.2 million ($3.4 million) and had future capital expenditure commitment of approximately RMB 51.8 million ($7.5 million) on the warehouse construction. The warehouse construction is expected to be completed by the end of 2020.

As of June 30, 2019, future minimum capital expenditures on the Company’s construction-in-progress projects are estimated as follows:

	Capital expenditure commitment on Meijia	Capital expenditure commitment on Dongguan Jiasheng	Total
2020	$4,200,000	$6,000,000	$10,200,000
2021	-	1,500,000	1,500,000
Total	$4,200,000	$7,500,000	$11,700,000

Subsequently, from July 2019 to September 2019, the Company spent additional RMB 30.6 million ($4.4 million) on the above mentioned construction projects (including RMB 21.4 million ($3.1 million) on equipment and machinery purchase for Meijia plant, and RMB 9.2 million ($1.3 million) on the warehouse construction). As a result, the Company’s future capital expenditure commitment on CIP has been lowered down from approximately $11.7 million as of June 30, 2019 to approximately $7.3 million as of the date of this Report.

The Company plans to fund these CIP projects through working capital generated from operations, bank borrowings, the proceeds received from the IPO and other potential capital raising activities.